EXHIBIT 31(a)

mPHASE TECHNOLOGIES, INC.

Certification of Procedures Followed in Connection
with Sarbanes-Oxley Act Certification

The undersigned, the Chief Executive Officer of mPhase Technologies Inc., a New Jersey Corporation (the “Company”) hereby certifies, for purposes of documenting the steps followed by the officer in connection with the execution and delivery to the Securities and Exchange Commission of the attached certification, as follows:

(1) I reviewed in detail the Annual Report on Form 10-K under the Securities Act of 1934 (the “Form 10-K”) shortly before the certification was provided.

(2) I discussed the substance of the Form 10-K with each of the Company’s outside auditors and the Chief Financial Officer. These discussions took place at various times and covered principally the financial statement portions of the reports (including the notes which are an integral part of the financial statements) and related financial disclosures. These discussions included my verifying that the financial statements included in the Form S-1 are accurate and complete, and are properly prepared and consolidated. I confirmed that each of the outside auditors and Chief Financial Officer were satisfied that the notes to the financial statements read clearly and that the notes fairly explain the company’s significant accounting principles and significant estimates, as well as disclose all material contingencies and “off balance sheet” transactions and commitments known to them. In addition, my discussions with outside auditors included a discussion of any material issues that came up in their review of the financial statements and the resolution of those issues. I also verified with the outside auditors and Chief Financial Officer that internal controls are in place and operating to warrant reliance upon the financial and business information provided to me by management.

(3) I confirmed that the consolidated financial statements included in the Form 10-K are accurate and complete in all material respects, reflect all transactions of the Company during and for the statement period following accounting principles consistent with those applied in prior periods, and that all period end adjustments have been made in a manner consistent with the accounting principles in prior periods (other than usual and customary year end adjustments in the case of interim statements).

(4) I informed the heads of the Company’s primary business units and divisions, as well as any officers of those business units or divisions who have the primary financial reporting responsibility that I would be providing a certification regarding the accuracy of the Form 10-K and confirmed orally and in writing with each such head and financial officer that insofar as they knew, the Form 10-K did not include any untrue statement of a material fact or omit to state a material fact.

(5) The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in The Securities Act of 1934) for the registrant and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Form 10-K is being prepared;

b) evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this Form 10-K (the “Evaluation Date”); and

c) presented in this Form 10-K our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

(6) The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

(7) The registrant’s other certifying officers and I have indicated in this Form 10-K whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any correction actions with regard to significant deficiencies and material weaknesses.

(8) As a result of the foregoing procedures, I concluded that, to the best of my knowledge, I was able to provide the certification without exception.

I have executed this certification as of the 10th day of September 2003.

/s/	Ronald A. Durando

Name:	Ronald A. Durando Chief Executive Officer

mPhase Technologies Inc.

Certification of Procedures Followed in Connection
with Sarbanes-Oxley Act Certification

The undersigned, Executive Vice President, Chief Financial Officer and General Counsel of mPhase Technologies Inc., a New Jersey Corporation (the “Company”) hereby certifies, for purposes of documenting the steps followed by the officer in connection with the execution and delivery to the Securities and Exchange Commission of the attached certification, as follows:

 (1) I reviewed in detail the Annual Report on Form 10-K under the Securities Act of 1934 (the “Form 10K”) shortly before the certification was provided.

(2) I discussed the substance of the Form 10-K with each of the Company’s outside auditors and the Chief Financial Officer. These discussions took place at various times and covered principally the financial statement portions of the reports (including the notes which are an integral part of the financial statements) and related financial disclosures. These discussions included my verifying that the financial statements included in the Form S-1 are accurate and complete, and are properly prepared and consolidated. I confirmed that each of the outside auditors and Chief Financial Officer were satisfied that the notes to the financial statements read clearly and that the notes fairly explain the company’s significant accounting principles and significant estimates, as well as disclose all material contingencies and “off balance sheet” transactions and commitments known to them. In addition, my discussions with outside auditors included a discussion of any material issues that came up in their review of the financial statements and the resolution of those issues. I also verified with the outside auditors and Chief Financial Officer that internal controls are in place and operating to warrant reliance upon the financial and business information provided to me by management.

(3) I confirmed that the consolidated financial statements included in the Form 10-K are accurate and complete in all material respects, reflect all transactions of the Company during and for the statement period following accounting principles consistent with those applied in prior periods, and that all period end adjustments have been made in a manner consistent with the accounting principles in prior periods (other than usual and customary year end adjustments in the case of interim statements).

(4) I informed the heads of the Company’s primary business units and divisions, as well as any officers of those business units or divisions who have the primary financial reporting responsibility that I would be providing a certification regarding the accuracy of the Form 10-K and confirmed orally and in writing with each such head and financial officer that insofar as they knew, the Form 10-K did not include any untrue statement of a material fact or omit to state a material fact.

(5) The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in The Securities Act of 1934) for the registrant and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Form 10-K is being prepared;

b) evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this Form 10-K (the “Evaluation Date”); and

c) presented in this Form 10-K our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

(6) The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

(7) The registrant’s other certifying officers and I have indicated in this Form 10-K whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any correction actions with regard to significant deficiencies and material weaknesses.

(8) As a result of the foregoing procedures, I concluded that, to the best of my knowledge, I was able to provide the certification without exception.

I have executed this certification as of the 10th day of September 2003.

/s/	Martin S. Smiley

Name:	Martin S. Smiley Executive Vice President Chief Financial Officer and General Counsel

    mPhase Technologies Inc.

Certification of Procedures Followed in Connection
with Sarbanes-Oxley Act Certification

The undersigned, the Chief Operating Officer of mPhase Technologies Inc., a New Jersey Corporation (the “Company”) hereby certifies, for purposes of documenting the steps followed by the officer in connection with the execution and delivery to the Securities and Exchange Commission of the attached certification, as follows:

(1) I reviewed in detail the Annual Report on Form 10-K under the Securities Act of 1934 (the “Form 10-K”) shortly before the certification was provided.

(2) I discussed the substance of the Form 10-K with each of the Company’s outside auditors and the Chief Financial Officer. These discussions took place at various times and covered principally the financial statement portions of the reports (including the notes which are an integral part of the financial statements) and related financial disclosures. These discussions included my verifying that the financial statements included in the Form S-1 are accurate and complete, and are properly prepared and consolidated. I confirmed that each of the outside auditors and Chief Financial Officer were satisfied that the notes to the financial statements read clearly and that the notes fairly explain the company’s significant accounting principles and significant estimates, as well as disclose all material contingencies and “off balance sheet” transactions and commitments known to them. In addition, my discussions with outside auditors included a discussion of any material issues that came up in their review of the financial statements and the resolution of those issues. I also verified with the outside auditors and Chief Financial Officer that internal controls are in place and operating to warrant reliance upon the financial and business information provided to me by management.

(3) I confirmed that the consolidated financial statements included in the Form 10-K are accurate and complete in all material respects, reflect all transactions of the Company during and for the statement period following accounting principles consistent with those applied in prior periods, and that all period end adjustments have been made in a manner consistent with the accounting principles in prior periods (other than usual and customary year end adjustments in the case of interim statements).

(4) I informed the heads of the Company’s primary business units and divisions, as well as any officers of those business units or divisions who have the primary financial reporting responsibility that I would be providing a certification regarding the accuracy of the Form 10-K and confirmed orally and in writing with each such head and financial officer that insofar as they knew, the Form 10-K did not include any untrue statement of a material fact or omit to state a material fact.

(5) The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in The Securities Act of 1934) for the registrant and we have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Form 10-K is being prepared;

b) evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this Form 10-K (the “Evaluation Date”); and

c) presented in this Form 10-K our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

(6) The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

(7) The registrant’s other certifying officers and I have indicated in this Form 10-K whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any correction actions with regard to significant deficiencies and material weaknesses.

(8) As a result of the foregoing procedures, I concluded that, to the best of my knowledge, I was able to provide the certification without exception.

I have executed this certification as of the 10th day of September 2003.

/s/	Gustave T. Dotoli

Name:	Gustave T. Dotoli Chief Operating Officer